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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               AMENDMENT NO. 1 TO

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JANUARY 14, 2002
                Date of Report (Date of earliest event reported)

                                DAVOX CORPORATION
             (Exact name of registrant as specified in its charter)

                 DELAWARE             0-15578              02-0364368
              (State or other   (Commission File No.)    (IRS Employer
              jurisdiction of                          Identification No.)
               incorporation

                               6 TECHNOLOGY DRIVE
                          WESTFORD, MASSACHUSETTS 01886
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 952-0200

                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On January 28, 2002, Davox Corporation ("Davox") filed a Current Report (the "Report") on Form 8-K to report its acquisition of CellIt, Inc. ("CellIt"), pursuant to an Agreement and Plan of Merger dated as of January 10, 2002 (the "Merger Agreement") by and among Davox, AP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Davox, and CellIt. Pursuant to
Item 7 of Form 8-K, Davox indicated that it would file the financial statements of the business acquired as required by Item 7 (a) and the pro forma financial information as required by Item 7 (b) by amendment. This amendment is being filed to provide such required financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         In its Report, Davox did not file the financial statements required by subsection (a) (1) of Item 7 and did not file the pro forma financial statements required by subsection (b) (1) of Item 7. Davox indicated in its Report that it would file an amended Report within 60 days, pursuant to subsections (a)(4) and
(b)(2) of Item 7.

         (a) Financial Statements of Business Acquired.
             ------------------------------------------

         The following audited financial statements of CellIt are filed herewith as Exhibit 99.3 to this Current Report on Form-8K/A:

              (i)   Independent Auditors' Report

              (ii)  Consolidated Balance Sheets as of December 31, 2001 and 2000

              (iii) Consolidated Statements of Operations for the years
                    ended December 31, 2001 and 2000

              (iv) Consolidated Statements of Shareholders' Deficit for the years ended December 31, 2001 and 2000

              (v) Consolidated Statements of Cash Flows for the years ended December 31, 2001 and 2000

              (vi)  Notes to Consolidated Financial Statements.

         (b) Pro Forma Financial Information.
             --------------------------------

         The following pro forma financial information of CellIt is filed herewith as Exhibit 99.4 to this Current Report on Form 8-K/A:

               (i) Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2001, together with notes thereto; and

               (ii) Unaudited Pro Forma Combined Statements of Operations for
                    the years ended December 31, 2001 and 2000, together with notes thereto.

         (c) Exhibits.
             ---------

         The following exhibits are filed as part of this Current Report on Form 8-K/A:

               23.1 Consent of Arthur Andersen LLP

               99.3 Audited Consolidated Financial Statements of CellIt, Inc. as
                    of December 31, 2001 and 2000 with Independent Auditors' Report thereon.

               99.4 Unaudited Pro Forma Combined Condensed Financial Information
                    of CellIt, Inc. as of December 31, 2001 and for the years ended December 31, 2001 and 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DAVOX CORPORATION

March 29, 2002
                                           By:    /s/ Michael J. Provenzano
                                                ------------------------------
                                                  Michael J. Provenzano
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1* Agreement and Plan of Merger dated as of January 10, 2002 by and among Davox Corporation, AP Acquisition Corp., and CellIt, Inc.

10.1* Registration Rights Agreement dated as of January 14, 2002, by and among Davox Corporation and certain former stockholders of CellIt, Inc.

23.1          Consent of Arthur Andersen LLP

99.1*         Press Release dated as of January 10, 2002.

99.2*         Press Release dated as of January 16, 2002.

99.3 Audited Consolidated Financial Statements of CellIt, Inc. as of December 31, 2001 and 2000 together with Independent Auditors' Report thereon.

99.4 Unaudited Pro Forma Combined Condensed Financial Information of CellIt, Inc. as of December 31, 2001 and for the years ended December 31, 2001 and 2000.



*   Previously Filed